EX-99.1

Investor Contacts:	Media Contacts:
Elise Caffrey	Charlie Vaida
Investor Relations	Media Relations
iRobot Corp.	iRobot Corp.
(781) 430-3003	(781) 430-3182
ecaffrey@irobot.com	cvaida@irobot.com

Scott Winter / Jennifer Shotwell	Andi Rose / Becky McClain
Innisfree M&A Incorporated	Joele Frank, Wilkinson Brimmer Katcher
(212) 750-5833	(212) 355-4449

IROBOT ANNOUNCES PRELIMINARY RESULTS OF
ANNUAL MEETING OF STOCKHOLDERS

Results Indicate Shareholders Support the Election of iRobot’s Director Nominees

BEDFORD, Mass., May 25, 2016 - iRobot Corp. (NASDAQ: IRBT), a leader in delivering robotic technology-based solutions, today announced that, based on the preliminary vote count provided by its proxy solicitor following the Company’s 2016 Annual Meeting of Stockholders, shareholders have voted to elect iRobot’s director nominees - Mohamad Ali and Michael Bell - to the iRobot Board of Directors.

iRobot issued the following statement:

We are pleased with the outcome of today’s vote. On behalf of iRobot’s entire Board and management team, we wish to thank our shareholders for their support and the valuable insights they have offered our Board and management team throughout this process. Today’s outcome reaffirms our belief that we have the right team and strategy in place to drive growth, innovation and value for all our stakeholders. As the market for Home Robots continues to grow rapidly, iRobot is poised to take advantage of our leading market share, brand recognition, unique technology, and established global distribution network to quickly and profitably penetrate the market further and expand into adjacent product offerings, creating value for our customers and our shareholders alike.

The preliminary voting also indicated that despite the Company’s best efforts and overwhelming support from shareholders that voted, iRobot was unable to reach the 75% threshold required to pass the amendments regarding declassification of the iRobot Board of Directors and the elimination of supermajority voting requirements at the Annual Meeting.

The Company will file final voting results with the Securities & Exchange Commission on a Form 8-K once they are certified by the independent inspector of elections.

About iRobot Corporation
iRobot Corporation (“iRobot”, or the “Company”) designs and builds robots that empower people to do more. The Company's home robots help people find smarter ways to clean and accomplish more in their daily lives. Its remote presence robots enable virtual presence from anywhere in the world. iRobot's portfolio of solutions feature proprietary technologies for the connected home and advanced concepts in navigation, mobility, manipulation and artificial intelligence. For more information about iRobot, please visit www.irobot.com.

Forward-Looking Statements
Certain statements made in this communication that are not based on historical information are forward-looking statements which are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements may be identified with words like “believe,” “may,” “could,” “would,” “might,” “should,” “expect,” “intend,” “plan,” “target,” “anticipate” and “continue,” the negative of these words, other terms of similar meaning or the use of future dates. This communication contains express or implied forward-looking statements relating to, among other things, the results of the vote at the Company’s annual meeting of stockholders and the Company’s ability to penetrate the market, expand product offerings and create value for customers and shareholders. These statements are neither promises nor guarantees, but are subject to a variety of risks and uncertainties, many of which are beyond our control, which could cause actual results to differ materially from those contemplated in these forward-looking statements. Existing and prospective investors are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. iRobot undertakes no obligation to update or revise the information contained in this communication, whether as a result of new information, future events or circumstances or otherwise. For additional disclosure regarding these and other risks faced by iRobot, see the disclosure contained in our public filings with the SEC.